UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2007
infoUSA Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19598 (Commission File Number)	47-0751545 (IRS Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 8, 2007, infoUSA Inc. (the “Company”) issued a press release announcing that its 2007 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on June 7, 2007 at 4:00 p.m., local time, at the Company’s facility located at 11785 Beltsville Drive, Calverton, MD 20705.
A copy of infoUSA’s bylaws may be obtained from the corporate secretary of infoUSA by submitting a request to John H. Longwell, 5711 S. 86th Circle, Omaha, NE 68127; Phone: (402) 593-4500.
The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
99.1	Press Release, dated March 8, 2007, relating to the date and location of the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc.
By:	/s/ Stormy L. Dean
Stormy L. Dean
Chief Financial Officer

Date: March 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 8, 2007, relating to the date and location of the Annual Meeting.